Basic and Diluted Loss Per Share (Details) - USD ($) $ / shares in Units, $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Basic and Diluted Loss Per Share
Net loss attributable to shareholders of Evaxion Biotech A/S	$ (24,532)	$ (15,018)	$ (11,195)
Weighted-average number of ordinary shares outstanding	19,493,143	15,434,758	13,892,314
Loss per share before and after dilution	$ (1.26)	$ (0.97)	$ (0.81)